UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: November 13, 2025

(Date of earliest event reported)

ODYSSEY HEALTH, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-56196	47-1022125
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

2300 West Sahara Avenue, Suite 800 - #4012, Las Vegas, NV	89102
(Address of principal executive offices)	(Zip Code)

(702) 780-6559

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(g) of the Act:

Title of each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock ($0.001 par value)	ODYY	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b2 of the Securities Exchange Act of 1934 (§240.12b2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Maintenance Agreement

On November 13, 2025, Odyssey Health, Inc., a Nevada corporation (“Odyssey”, the “Company”) entered into a Maintenance Agreement with Mast Hill Fund, L.P. (“MHF”), pursuant to which the Company agreed to provide certain maintenance and related services for the commercial facility identified in Schedule III to the Maintenance Agreement. Pursuant to the terms of the Maintenance Agreement: (i) the Company will provide the services described in Schedule I for the term beginning on the Effective Date and ending on the first business day of February 2034; (ii) MHF or its designee will pay the Company service fees (the “Fees”) in accordance with Schedule II, which currently total approximately $245,000 per year.

In connection with the Maintenance Agreement, the Company issued to MHF a convertible promissory note in the original principal amount of $2,262,000 which bears interest at 10% per annum and is due November 13, 2026 (the “Maintenance Note”) in exchange for the Fees to be received as described above. The Maintenance Note plus any accrued but unpaid interest is convertible at any time by MHF into shares of the Company’s common stock at a price equal to 85% of the lowest volume weighted average price during the preceding 10 trading days.

Pursuant to the terms of the Maintenance Note, the Company will remit any service fees received, less direct costs, to MHF as payment on the Maintenance Note until it is paid in full or converted.

Securities Purchase Agreement

On November 13, 2025, the Company also entered into a Securities Purchase Agreement (the “SPA”) with MHF. Pursuant to the terms of SPA, the Company may issue a promissory note with a maximum principal amount of up to $25,000,000 in multiple tranches (the “SPA Note”). Pursuant to the terms of the SPA, there is an original issue discount (“OID”) of 10% on each tranche. Accordingly, the maximum proceeds to the Company, when considering the 10% OID, is $22,250,000 less any related costs and fees. The SPA Note is convertible at any time by MHF into shares of the Company’s common stock at 85% of the lowest volume weighted average price during the preceding 10 trading days.

With each tranche, the Company will issue MHF common stock purchase warrants (“Warrants”) exercisable at $0.001 per share in an amount equal to 20% of the principal amount of the tranche divided by the lowest traded price of the Company’s common stock during the 10 trading days preceding each funding date.

The Company and MHF entered into the first tranche of the SPA consisting of $500,000 principal with an original discount of $50,000 and legal fees totaling $12,500 for net proceeds to the Company of $437,500. In conjunction with this Tranche, the Company issued Warrants to MHF immediately exercisable for 1,538,461 shares of the Company’s common stock at $0.001 per share.

The Company is required to have an effective registration statement filed with the SEC within 60 days of entering each Tranche.

Item 2.03.	Creation of a Direct Financial Obligation or an Off-Balance Sheet Arrangement.

The information regarding the Maintenance Note and the SPA Note are incorporated herein by reference.

Item 3.02.	Unregistered Sales of Equity Securities.

The Maintenance Note, SPA Note, Warrants, and any shares issuable upon conversion or exercise were issued pursuant to exemptions under Section 4(a)(2) and Regulation D.

The above descriptions of agreements do not purport to be complete and are qualified in their entirety by reference to the full text of such agreements, copies of which are attached hereto as Exhibits 10.1, 10.2, 10.3, 10.4 and 10.5 and are incorporated herein by reference to this 8-K.

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Item 8.01.	Other Information.

On November 18, 2025, the Company issued a press release announcing the signing of the Facility Service Agreement and Master Financing Agreement. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995. These forward-looking statements are based on management’s beliefs and assumptions and information currently available. The words "believe," "expect," "anticipate," "intend," "estimate," "project" and similar expressions that do not relate solely to historical matters identify forward-looking statements. Investors should be cautious in relying on forward-looking statements because they are subject to a variety of risks, uncertainties, and other factors that could cause actual results to differ materially from those expressed in any such forward-looking statements. These factors include, but are not limited to: the Company’s ability to successfully implement the facility service agreement; the Company’s ability to rely on predictable cash flows; the Company’s ability to utilize the financing facility to support strategic initiatives; the Company’s ability to capitalize on growth opportunities and drive long-term shareholder value; and the Company’s ability to advance the development and commercialization of the BreastCheck®; as well as other uncertainties described in our filings with the U.S. Securities and Exchange Commission. All information set forth is as of the date hereof unless otherwise indicated. You should consider these factors in evaluating the forward-looking statements.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Exhibit
10.1	Maintenance Agreement, dated November 13, 2025
10.2	Maintenance Convertible Promissory Note, dated November 13, 2025
10.3	Securities Purchase Agreement, dated November 13, 2025
10.4	Master Convertible Promissory Note, dated November 13, 2025
10.5	Warrant (Exhibit A to SPA) dated November 13, 2025
99.1	Press Release dated November 18, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Odyssey Health, Inc.

Date: November 19, 2025	By:	/s/ Joseph Michael Redmond
Joseph Michael Redmond Chief Executive Officer

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